UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                     FORM 8K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 02, 2006

                        Commission File Number: 333-11625

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                       CAPITAL ALLIANCE INCOME TRUST LTD.,
                         A REAL ESTATE INVESTMENT TRUST

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             (Exact name of registrant as specified in its charter)




                  Delaware                                      94-3240473
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(State or other Jurisdiction of incorporation)               (I.R.S. Employer
                                                          Identification Number)
   100 Pine Street
   Suite 2450
   San Francisco, California                                      94111
   (Address of principal executive office)                      (zip code)

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                                 (415) 288-9575
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CRF 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange
    Act (17 CRF 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CRF 240.13e-4(c))

Item 8.01       Other Events

     On August 2, 2006 Capital Alliance Income Trust announced that it was unaware of the reason for the recent buying activity and volatility in its common stock.




                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                  CAPITAL ALLIANCE INCOME TRUST, LTD.,
                  A Real Estate Investment Trust


Dated: August 03, 2006                              By:  /s/ Richard Wrensen
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                                                         Richard J. Wrensen,
                                                         Chief Financial Officer